UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               -------------------

                        Date of Report: January 31, 2002

                         VeryBestoftheInternet.com, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-32543                   75-2910096
(State of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


   1950 Stemmons Freeway, Suite 4048
           Dallas, Texas                                                75207
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: 214.800.4333



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Item 5. Other Events

     On January 29, 2002, VeryBestoftheInternet.com, Inc. (the "Company") closed its self-underwritten public offering of securities as described in that certain prospectus dated October 2, 2001 and constituting part of the Company's Registration Statement on Form SB-2 as filed with the U.S. Securities and Exchange Commission on October 2, 2001. The Company sold an aggregate of 103,400 shares of its common capital stock for total offering proceeds of $51,700.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 31, 2002

                                           VeryBestoftheInternet.com, Inc.


                                           /s/  Danny Gunter
                                           -------------------------------------
                                           Danny Gunter, Chief Executive Officer